                                                                    EXHIBIT 10.4



THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE, TRANSFER OR ASSIGNMENT IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.


                              COMMON STOCK WARRANT

                                       of

                             INFOMED HOLDINGS, INC.


         THIS CERTIFIES THAT, for value received, Jefferies & Company, Inc. (the "Warrantholder") is entitled to subscribe for and purchase from InfoMed Holdings, Inc., a Delaware corporation (the "Company"), 155,038 fully paid and nonassessable shares of common stock, $.001 par value per share (the "Common Stock") of the Company (the "Shares"), subject to such restrictions set forth in Section 1 hereof, at a price equal to $3.113 per share (the "Warrant Price"), payable in cash or check, such price and such number of Shares being subject to adjustment upon the occurrence of the contingencies set forth in this Warrant. This Warrant is being issued to the Warrantholder pursuant to an agreement dated September 20, 1996 for services rendered by Warrantholder in connection with the merger of Simione Central Holding, Inc. with a wholly-owned subsidiary of the Company on October 8, 1996.

         Upon delivery of this Warrant, together with payment of the Warrant Price of the Shares thereby purchased, at the principal office of the Company or at such other office or agency as the Company may designate by notice in writing to the holder hereof, the holder of this Warrant shall be entitled to receive a certificate or certificates for the Shares so purchased. All Shares which may be issued upon the exercise of this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges with respect thereto.

         This Warrant is subject to the following terms and conditions:

         1.      Exercise of Warrant.

                 (a) This Warrant may be exercised in whole or in part, at any time on or before October 8, 1999 (the "Expiration Date"), by the surrender of this Warrant and the Notice of Exercise attached hereto as Exhibit A (duly completed and executed) at the principal office of the Company and by the payment to the Company, by cash or check, of the Warrant Price for the Shares purchased. The Company shall, within ten (10) days after such delivery, prepare a certificate for the Shares purchased in the name of the holder of this Warrant, or as such holder may direct (subject to the restrictions upon transfer contained herein and upon payment by such holder hereof of any applicable transfer taxes). A new Warrant representing the number of shares of Common Stock, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Warrantholder within such time.

                 (b) The Warrantholder shall have the right, from time to time, prior to the Expiration Date, to require the Company to convert this Warrant, in whole or in part (the "Conversion Right"), into shares of Common Stock. Upon exercise of the Conversion Right, the Company shall deliver to the Warrantholder (without payment by the Warrantholder of any Warrant Price) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of this Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Warrant Price in effect immediately prior to the exercise of the Conversion Right from the aggregate fair market value of the shares of the Company's Common Stock issuable upon exercise of this Warrant immediately prior to the exercise of the Conversion Right) by (y) the fair market value of one share of Common Stock immediately prior to the exercise of the Conversion Right.

                          The Conversion Right may be exercised by the
Warrantholder by the surrender of this Warrant at the principal office of the Company together with the Notice of Exercise annexed hereto and a written statement specifying that the Warrantholder thereby intends to exercise the Conversion Right. The Conversion Right shall be effective upon the date of receipt by the Company of the foregoing documents, or at such later date as may be specified in Warrantholder's request. Upon receipt of the required deliveries, the Company shall deliver the certificates for the shares of Common Stock and, on partial conversion of this Warrant, a new Warrant for the unconverted portion of this Warrant as promptly as practicable but in any event within ten (10) business days thereafter.

                          For purposes of this Section 1(b), "fair market
value" of the Common Stock as of a particular date (the "Determination Date") shall mean the average closing price of the Company's Common Stock for the ten
(10) business days immediately preceding the Determination Date as calculated pursuant to Section 4(a).

                 (c) No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which such holder would otherwise be entitled, such holder shall receive cash in the amount of such fraction multiplied by the fair market value of a share of Common Stock on the date of the conversion.

         2. Transfer of Warrant. This Warrant and all rights hereunder may be transferred, in whole or in part, to an employee of Warrantholder or to a partnership comprised solely of employees of Warrantholder provided the transfer contemplated in this Section 2 is in accordance with the rules and regulations of the National Association of Securities Dealers, Inc., as well as the Act, the Securities Exchange Act of 1934, as amended, and the respective rules and regulations promulgated thereunder; provided further, however, that the transferee shall not transfer transferee's respective Warrant and rights thereunder, and any partnership transferee shall not admit any partners who are not otherwise employees of Warrantholder, without the prior written consent of the Company. In connection with a transfer as contemplated in this Section 2, Warrantholder shall deliver the Assignment Form attached hereto as Exhibit B properly endorsed, and transferee shall have executed the Investment Representative Statement in the form attached hereto as Exhibit C.

         3. Condition of Transfer or Exercise of Warrant. Without limiting the generality of Section 2 above, it shall be a condition to any transfer or exercise of this Warrant that the Company shall have received, at the time of such transfer or exercise, a representation in writing that this Warrant (or portion hereof transferred) or the Shares being issued upon such exercise, as the case may be, are being acquired for investment and not with a view to any sale or distribution thereof, and a statement of the pertinent facts covering any proposed distribution thereof. It shall be a further condition to any transfer of this Warrant or of any or all of the Shares issued upon exercise of this Warrant, other than a transfer registered under the Act, that the Company shall have received a legal opinion, in form and substance reasonably satisfactory to the Company and its counsel, reciting the pertinent circumstances surrounding the proposed transfer and stating that such transfer is exempt from the prospectus and the registration requirements of the Act. Each certificate evidencing the Shares issued upon exercise of this Warrant, or upon any Act or any subsequent transfer of shares so registered shall, at the option of the Company, contain a legend, in form and substance reasonably satisfactory to the Company and its counsel, restricting the transfer of such shares to sales or other dispositions exempt from the requirements of the Act, unless the aforementioned opinion of counsel for the Warrantholder shall conclude, and the Company and its counsel shall agree, that such legend is not required in order to ensure compliance with the Act.

                 It shall be a further condition to each such transfer that the transferee shall receive and accept a Warrant, of like tenor and date, executed by the Company.

         4. Adjustments of Warrant Price and Number of Shares Purchasable Hereunder. The Warrant Price and the number of shares purchasable hereunder shall be subject to adjustment from time to time in accordance with the following provisions:

                 (a) In the event the average closing price of the Company's Common Stock for the ten (10) business days immediately preceding April 9, 1997 is less than $8.00 (the "Six Month Price"), then the number of shares issuable upon exercise of this Warrant on or after April 9, 1997 shall equal the number of shares of Common Stock issuable immediately upon exercise of this Warrant prior thereto, multiplied by a fraction as indicated below (and rounded to the nearest whole share); provided, that the ranges of the Six Month Price set forth below shall be subject to adjustments in the same manner as provided in the remainder of this Section 4.

                         Six Month Price              Fraction
                         ---------------              --------
                         Less than $4.00                   0
                         $4.00 to $5.99                   1/3
                         $6.00 to $7.99                   2/3

For purposes of calculating the Six Month Price, or "fair market value" pursuant to Section 1(b), the "closing price" shall mean:

                          (i) If the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on The Nasdaq Stock Market, Inc., the last sale price of the

         Common Stock on such exchange or reported by The Nasdaq Stock Market, Inc. as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or

                          (ii) If the Common Stock is not listed or admitted to unlisted trading privileges or reported on The Nasdaq Stock Market, Inc., and bid and asked prices therefor in the over-the-counter market are reported by Nasdaq or the National Quotation Bureau, Inc. (or any comparable reporting service), the average of the closing bid and asked prices as of such date, as so reported by Nasdaq or, if not so reported thereon, as reported by the National Quotation Bureau, Inc. (or such comparable reporting service); or

                          (iii) If the Common Stock is not so listed or admitted to unlisted trading privileges, or reported on The Nasdaq Stock Market, Inc., and such bid and asked prices are not so reported, such price as the Warrantholder and the Company shall determine in good faith by agreement as of a date that is within fifteen (15) days of the date as of which the determination is to be made.

                 (b) In case the Company shall at any time subdivide the outstanding Shares, the Warrant Price in effect immediately prior to such subdivision shall be proportionately decreased, and in case the Company shall at any time combine the outstanding Shares, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision or combination, as the case may be.

                 (c) Upon each adjustment pursuant to subdivision (b) of this Section 4, the registered holder of this Warrant shall thereafter (until another such adjustment) be entitled to purchase, at the adjusted Warrant Price, the number of Shares, calculated to the nearest full share, obtained by multiplying the number of Shares purchasable hereunder immediately prior to such adjustment by the Warrant price in effect prior to such adjustment and dividing the product so obtained by the adjusted Warrant Price.

                 (d) In case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the Warrantholder a new Warrant (in form and substance satisfactory to the Warrantholder), so that the Warrantholder shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the Shares theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of the number of Shares then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this subsection (d) shall similarly apply to successive reclassifications, changes, conversions, mergers, consolidations, sales and transfers.

                 (e) If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to its Common Stock payable in, or make any other distribution with respect to its Common Stock of, shares of Common Stock, then the Warrant Price shall be adjusted, from and after the date of determination of the stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction
(i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution and (ii) the denominator of which shall be the total number of shares of the Common Stock outstanding immediately after such dividend or distribution.

         5.      Notices.         Upon (i) any adjustment of the Warrant Price,
(ii) any increase or decrease in the number of Shares purchasable upon the exercise of this Warrant, or (iii) any payment by the Company of a dividend other than a cash dividend or dividend payable in Common Stock, then, and in each such case, the Company, within thirty (30) days thereafter, shall give written notice thereof to the registered holder of this Warrant at the address of such holder as shown on the books of the Company which notice shall state, if applicable, the Warrant Price as adjusted and the increased or decreased number of shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each.

         6. Representations of Warrantholder. Concurrently with the exercise of this Warrant, the Warrantholder shall have executed the Investment Representation Statement in the form attached hereto as Exhibit C.

         7.      Piggy-Back Registration Rights.

                 (a) If the Company proposes to register any securities of the Company under the Act, and the registration form to be used may be used for the registration of the Registrable Securities (as defined below), then not less than thirty (30) days prior to such registration, the Company shall give to the holder of this Warrant and the holder of shares of Common Stock issued under this Warrant (the "Issued Common Stock") written notice of such proposal which shall describe in reasonable detail the proposed registration and distribution and, upon the written request of the holder of this Warrant or a holder of shares of Issued Common Stock furnished within ten (10) days after the date of any such notice, and upon exercise of the Warrant under the terms hereof for any shares remaining to be issued under the Warrant (the "Issuable Common Stock") (the Issuable Common Stock together with the Issued Common Stock, the "Registrable Securities"), proceed to include in such registration such Registrable Securities as have been requested by any such holder to be included in such registration. The Company will in each instance use its best efforts to cause all such Registrable Securities to be registered under the Act and qualified under the securities or blue sky laws of any jurisdiction requested by a prospective seller, all to the extent necessary to permit the sale or other disposition thereof (in the manner stated in such request) by a prospective seller of the securities so registered.

                 If the managing underwriter, who shall be selected by the Company, advises the Company in writing that, in its opinion, the inclusion of the Registrable Securities with the securities being registered by the Company and other prospective sellers would materially adversely affect the distribution of all such securities, then the Company shall be required to include only that number of Registrable Securities as the managing underwriter believes may be sold without resulting in a material adverse effect on such distribution.

                 A holder who has requested Registrable Securities to be included in a registration pursuant to this Section 7, by acceptance hereof or thereof, agrees to (i) the selection by the Company of the underwriter to manage such registration and offering and (ii) execute an underwriting agreement with such managing underwriter that is reasonably satisfactory to such holder and in customary form and also complete and execute all questionnaires, powers of attorney and such other documents required by the terms of such underwriting agreement.

                 (b) The holder of this Warrant shall cooperate with the Company in supplying such information as may be necessary or appropriate to complete and file any information reporting forms presently or hereafter required by the managing underwriter, the Securities and Exchange Commission or any commissioner or other authority administering the blue sky or securities laws of any jurisdiction where shares of Common Stock are proposed to be sold.

                 (c) If any registration pursuant to this Section 7 is in connection with an underwritten public offering, the holder of this Warrant and the Issued Common Stock agrees, if so required by the managing underwriter, not to effect any public sale or distribution of such shares (other than as part of such underwritten public offering) during the period beginning seven (7) days prior to the effective date of such registration statement and ending one hundred and eighty (180) days after the effective date of such registration statement.

                 (d)      If the Company is required by the provisions of this
Section 7 to effect the registration or qualification under the Act or any state securities or blue sky laws of any of the Registrable Securities, the Company shall pay all expenses and all registration fees in connection therewith. Any expenses incurred by the holders of Registrable Securities (including, without limitation, underwriting commissions, legal fees, costs and expenses) shall be borne by such holders.

         8.      Miscellaneous.

                 (a) The Company covenants that it will at all times reserve and keep available, solely for the purpose of issue upon the exercise hereof, a sufficient number of Shares to permit the exercise hereof in full. Such shares when issued in compliance with the provisions of this Warrant and the Certificate of Incorporation of the Company will be duly authorized, validly issued, fully paid and nonassessable.

                 (b) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the holder or holders hereof and of the Shares issued or issuable upon the exercise hereof.

                 (c) No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed to be a shareholder of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder of this Warrant, as such, any rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, receive notice of meetings, receive dividends or subscription rights, or otherwise. Notwithstanding the foregoing, at the request of the Warrantholder, the Company will continually transmit to the Warrantholder such information, documents and reports as are generally distributed to the holders of securities of the Company which are of the same class as the Shares.

                 (d) Receipt of this Warrant by the holder hereof shall constitute acceptance of and agreement to the foregoing terms and conditions.

                 (e) The Company will not, by amendment of its Certificate of Incorporation or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

                 (f) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like date and tenor.

                 (g) This Warrant shall be governed by the internal laws of the State of Delaware.


         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.


Dated: October 8, 1996

                                        INFOMED HOLDINGS, INC.


                                        By: /s/ Gary M. Bremer
                                           -------------------------------------
                                           Gary M. Bremer
                                           Chairman and CEO

                                   Exhibit A

                               NOTICE OF EXERCISE


To:  InfoMed Holdings, Inc.

         1. The undersigned hereby elects to purchase ____________________ shares of common stock, $.001 par value per share (the "Stock"), of InfoMed Holdings, Inc. (the "Company") pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price and any transfer taxes payable pursuant to the terms of the Warrant, together with an Investment Representation Statement in the form attached to the Warrant as Exhibit B.

         2. The shares of Stock to be received by the undersigned upon exercise of the Warrant are being acquired for its own account, not as a nominee or agent, and not with a view to resale or distribution of any part thereof, and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. The undersigned further represents that it does not have a contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Stock. The undersigned believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Stock.

         3. The undersigned understands that the shares of Stock are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in transactions not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, the undersigned represents that it is familiar with Rule 144 promulgated under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

         4. The undersigned understands the instruments evidencing the Stock may bear one or all of the following legends:

                 (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED."

                 (b)      Any legend required by applicable state law.

         5. Please issue a certificate or certificates representing said shares of Stock in the name as set forth below.



                                        ----------------------------------------
                                                     [Please type or print name]

         6. Please issue a new Warrant for the unexercised portion of the attached Warrant in the name set forth below.



                                       ----------------------------------------
                                                     [Please type or print name]


                                       By:
                                              ----------------------------------

                                       Its:
                                              ----------------------------------

                                       Date:
                                              ----------------------------------

                                   Exhibit B


                                ASSIGNMENT FORM


            (To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)


         FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

--------------------------------------------------------------------------------
                        [Please type or print name.]


whose address is
                  ----------------------------------------
                        [Please type or print name.]

                  ----------------------------------------

                  ----------------------------------------



                                By:
                                     -------------------------------------------
                                Its:
                                     -------------------------------------------
                   Holder's Address:
                                     -------------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------


Signature Guaranteed:
                     ---------------------------------

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of corporation and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                                   Exhibit C



                      INVESTMENT REPRESENTATION STATEMENT



PURCHASER:

COMPANY          :  InfoMed Holdings, Inc.

SECURITY         :  Common Stock

AMOUNT           :

DATE             :


In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Company the following:

         (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933 ("Securities Act").

         (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for a deferred sale, for or until an increase or decrease in the market price of the Securities or for a period of one year or any other fixed period in the future.

         (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities except as set forth in the above-referenced Warrant. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

         (d) I am familiar with the provisions of Rule 144, promulgated under the Securities Act which, in substance, permits limited public resales of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a nonpublic offering subject to the satisfaction of certain conditions, including, among other things: (1) the availability of certain public information about the Company; (2) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold and, in the case of affiliates, or of a non-affiliate who has held the securities less than three years, the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

         (e) I further understand that at the time I wish to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, I would be precluded from selling the Securities under Rule 144 even if the two-year minimum holding period had been satisfied.

         (f) I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing than an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                                        Signature of Purchaser:



                                        By:
                                            ------------------------------------

                                            Name:
                                                  ------------------------------

                                            Title:
                                                   -----------------------------


                                        Date:                 , 19
                                              ----------------    ---




                                      -2-